EXHIBIT  32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

In connection with the Quarterly Report of Infinicall Corporation (the "Company") on Form 10-QSB for the period ended Decemjber 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James A. Trodden, Interim Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



             /s/  James  A.  Trodden
                  Interim  Chief  Financial  Officer